EXHIBIT 10.22

         SECURITY AGREEMENT dated as of December 4, 1996 ("Security Agreement"), made by Associated Business & Commerce Holdings, Inc. ("Borrower") to TIG Reinsurance Company ("Lender").

         PRELIMINARY STATEMENTS. 1. Reference is made to the Term Loan Agreement dated as of December 4, 1996 between Borrower and Lender (the Term Loan Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Term Loan Agreement"). The terms defined in the Term Loan Agreement and not otherwise defined in this Security Agreement which are used in this Security Agreement shall have the meanings set forth in the Term Loan Agreement.

         2. It is a condition precedent to the obligation of the Lender to make the Term Loan to Borrower as provided in the Term Loan Agreement that Borrower shall have granted the security interest contemplated by this Security Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make the Term Loan in accordance with the terms of the Term Loan Agreement, Borrower hereby agrees as follows:

         SECTION 1. GRANT OF SECURITY. Borrower hereby grants a continuing security interest to Lender, in and to all of Borrower's right, title and interest in and to all of the following, whether now owned or hereafter acquired or existing (all of the following, the "Collateral"):

         (1) all of Borrower's present and future right, title and interest in the Management Agreement, including, but not limited to, all of its claims, rights, powers, privileges and remedies under such Agreement, and all of its rights under such Agreement to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority with respect to such Agreement to demand, receive, enforce, or collect for any of the foregoing rights or any property the subject of such Agreement, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action thereunder or in connection therewith (the "Assigned Agreement"); and

         (2) all proceeds of any and all of the foregoing Collateral.

         SECTION 2. SECURITY FOR BORROWER'S OBLIGATIONS. This Security Agreementsecures the prompt and complete payment when due of all Obligations.

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         SECTION 3. BORROWER REMAINS LIABLE. Anything herein to the contrary notwithstanding, (1) Borrower shall remain liable under the contract[s] and agreement[s] included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (2) the exercise by Lender of any of the rights hereunder shall not release Borrower from any of its duties or obligations under the contract[s] and agreement[s] included in the Collateral, and (3) Lender shall not have any obligation or liability under the contract[s] and agreement[s] included in the Collateral by reason of this Security Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows:

         (1) LIENS. The Collateral is free and clear of any Lien or encumbrance except for the security interest created by this Security Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of Lender relating to this Security Agreement.

         (2) PERFECTION OF LIEN. This Security Agreement creates a legal, valid and enforceable security interest in the Collateral under the Uniform Commercial Code of New York (the "UCC") securing the payment of the Obligations and all actions necessary to perfect such security interest have been duly taken. The security interest constitutes a fully- perfected first priority security interest in, and lien on, the Collateral, prior to all other Liens and rights of others therein.

         (3) AUTHORIZATION AND APPROVAL. Except for the filings contemplated herein under the UCC and the approval by the Florida Insurance Department of any transfer of the Management Agreement, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either (a) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Borrower, or (b) for the perfection of or the exercise by Lender of its respective rights and remedies hereunder.

         SECTION 5. COVENANTS AND AGREEMENTS. Borrower covenants and agrees that:

         (1) FURTHER ASSURANCES. (a) Borrower will from time to time, at the expense of Borrower, promptly execute and deliver all further instruments and documents, and take all further action that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce their respective rights and remedies hereunder with respect to any Collateral.

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         (b) Without limiting the generality of the foregoing, Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as Lender may request in order to perfect and preserve the security interest granted or purported to be granted hereby.

         (c) Borrower hereby authorizes Lender to file one or more financing statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Borrower where permitted by Law. Borrower hereby authorizes Lender to file one or more continuation statements relative to all or any part of the Collateral without the signature of Borrower where permitted by Law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law.

         (d) Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may request, all in reasonable detail. Borrower's failure, however, to promptly give such statements or schedules to Lender shall not affect, diminish, modify or otherwise limit Lender's security interests in the Collateral.

         (e) If requested by Lender, Borrower will at its cost and expense obtain the consent of any Person or Governmental Authority to the assignment hereunder of any Collateral if such consent may be required by the terms of any such Collateral or by any Governmental Approval.

         (2) PROTECTION AGAINST LIENS. Borrower will defend the Collateral against all claims and demands of all Persons (other than Lender) claiming an interest therein. Borrower will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is the subject of a Good Faith Contest.

         (3) ASSIGNED AGREEMENT. Borrower will perform and comply in all respects with the terms and conditions of the Assigned Agreement. Borrower will not, without the consent of Lender (a) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, (b) amend, supplement or otherwise modify the Assigned Agreement (as in effect on the date hereof), (c) waive any default under or breach of the Assigned Agreement or waive, fail to enforce, forgive or release any right, interest, or entitlement of any kind, howsoever arising, under or in respect of the Assigned Agreement, or vary or agree to the variation of any of the provisions of the Assigned Agreement or of the performance of any other Person under any of such Assigned Agreement, or (d) petition, request or take any other legal or administrative action which seeks, or may reasonably be expected, to rescind, terminate or suspend, the Assigned Agreement or amend or modify any thereof.

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         SECTION 6. TRANSFER AND OTHER LIENS. Except as permitted in the Term
Loan Agreement, Borrower shall not:

         (1) Sell, assign (by operation of Law or otherwise) transfer or otherwise dispose of any interest in the Collateral;

         (2) Create or suffer to exist any Lien upon or with respect to any of the Collateral other than the Lien hereof; or

         (3) File or suffer to be on file in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Lender is not named as sole secured party.

         SECTION 7. LENDER APPOINTED ATTORNEY-IN-FACT. Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

         (1) to ask, demand, collect, sue for, recover, settle, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (2) to receive, endorse, assign, and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper, in connection with clause (1) above, and Borrower waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

         (3) to file any claims or to take any action or institute any proceedings which Lender may deem necessary or desirable for the enforcement of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral;

         (4) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as a secured party;

         (5) to make any reasonable allowances and other reasonable adjustments with respect to any of the Collateral;

         (6) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral; and

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         (7) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due and to become due thereunder directly to Lender for Lender's benefit and to receive payment of and receipt for any and all money, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral.

         Borrower hereby ratifies and approves all acts of Lender, as its attorney-in-fact, pursuant to this Section 7, and Lender, as its attorney-in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or Law other than acts constituting gross negligence or wilful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

         Borrower also authorizes Lender, at any time and from time to time, to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

                  All amounts received by Lender in the exercise of its rights under this Section 7 shall be applied by Lender in reduction of the Obligations in the order as selected by Lender.

         SECTION 8. LENDER MAY PERFORM. If Borrower fails to perform any agreement contained herein, Lender may (but is not obligated to) itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower.

         SECTION 9. REMEDIES. If any Event of Default shall have occurred, Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and without notice, except as specified below, sell the Collateral at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery and upon such other terms as Lender deems to be commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by Law, at least ten (10) days' notice to Borrower of the time and place of any public or private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned.

         SECTION 10. APPLICATION OF PROCEEDS. All cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied first, to satisfy all of Borrower's obligations under Section 11, and then against all or any part of the Obligations in the order as selected by Lender. If the

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proceeds of the sale of the Collateral are insufficient to pay all obligations,
Borrower agrees to pay upon demand any deficiency to Lender.

         SECTION 11. INDEMNITY AND EXPENSES. (a) Borrower agrees to indemnify Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct.

         (b) Borrower will upon demand pay to Lender the amount of any and all expenses, including the fees and out-of-pocket disbursements of its counsel and of any experts and agents, which Lender may incur in connection with (1) filing or recording fees incurred in connection with this Security Agreement, (2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (3) the exercise or enforcement of any of the rights of Lender hereunder, or (4) the failure by Borrower to perform or observe any of the provisions hereof. Lender shall not be liable to Borrower for damages as a result of delays or other causes other than those caused by Lender's gross negligence or willful misconduct.

         SECTION 12. AMENDMENTS; ETC. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 13. ADDRESSES FOR NOTICES. All notices and other communications to any party hereunder shall be in writing, addressed or transmitted to such Person at such Person's address or transmission number as provided in or pursuant to the Term Loan Agreement.

         SECTION 14. CONTINUING SECURITY INTEREST. This Security Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until payment in full of all of the obligations, (2) be binding upon each of Borrower, Lender and their respective successors and assigns, and (3) inure to the benefit of Lender and its respective successors, transferees and permitted assigns.

         SECTION 15. GOVERNING LAW; TERMS. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York. Unless otherwise defined herein or in the Term Loan Agreement terms used in
Article 9 of the UCC are used herein as therein defined.

         SECTION 16. MISCELLANEOUS. This Security Agreement is in addition to, and not in limitation of, any other rights and remedies Lender may have by virtue of any other instrument securing obligations or agreement heretofore, or contemporaneously herewith

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executed by Borrower or by Law or otherwise. If any provision of this Security
Agreement is contrary to applicable Law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable Law confers any rights or imposes any duties inconsistent with or in addition to any of the provisions of this Security Agreement, the affected provision shall be considered amended to conform thereto.

         Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which Lender would have had on any future occasion nor shall Lender be liable for exercising or failing to exercise any such right or remedy.

         SECTION 17. RIGHTS CUMULATIVE. The rights and remedies herein provided and in all other agreements, instruments and documents delivered concurrently herewith are cumulative and are in addition to and not exclusive of any rights or remedies provided by Law, including, without limitation, the rights and remedies of a secured party under the UCC of New York.

         SECTION 18. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart.

         SECTION 19. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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         IN WITNESS WHEREOF, each of the parties hereto has caused this Security
Agreement to be duly executed and delivered by its representative thereunto duly authorized as of the date first above written.

                                               ASSOCIATED BUSINESS & COMMERCE
                                                HOLDINGS, INC.

                                               By: /s/ LAWRENCE J. MARCHBANKS
                                                  ---------------------------
                                                  Name: Lawrence J. Marchbanks
                                                  Title: Chairman of the Board

                                               TIG REINSURANCE COMPANY

                                               By: /s/ ALLEN B. BINDER
                                                  ----------------------------
                                                  Name: Allen B. Binder
                                                  Title: Vice President

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